                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In  connection  with the Annual  Report of MACC Private  Equities Inc. (the
"Company") on Form 10-K for the year ended September 30, 2008, as filed with the
United  States  Securities  and  Exchange  Commission  on the date  hereof  (the
"Report"),  I, Derek  Gaertner,  Chief  Financial  Officer and Chief  Compliance
Officer of the Company,  certify,  pursuant to 18 U.S.C.  ss.  1350,  as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully  complies  with the  requirements  of Section 13(a) or
15(d) of the Securities Exchange Act of 1934, as amended; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

                                          /s/ Derek Gaertner
                                          ------------------
                                          Derek Gaertner,
                                          Chief Financial Officer and Chief
                                          Compliance Officer

Date: December 19, 2008